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                                                          Exhibit 10.5
                                                          ------------

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                   AMENDMENT 1
                             Shiva/Nortel Agreement
                                    05/16/96

This First Amendment to the agreement dated as of 15 May 1995 (the "Agreement") is made as of the 16th day of May 1996, by and between Northern Telecom Limited ("Nortel"), on behalf of itself and its Affiliates (as defined in the Agreement), a Canadian corporation having its principal place of business at 2920 Matheson Blvd. East, Mississauga, Ontario, Canada, and Shiva Corporation ("Shiva"), a Massachusetts corporation having its principal place of business at 28 Crosby Drive, Bedford, MA 01730 USA.

WHEREAS, Nortel and Shiva want to amend the Agreement to reflect the following changes to the original Agreement;

OEM ******** Amendments

1. *********************************************************************will be added to the Agreement. ************************************************* in the
United States and ***************** markets.

2. Shiva will sell *************************************************************
*********************.

NOW, THEREFORE, the parties agree to amend the Agreement as follows,

1.0  Definitions

1.1 New Definitions. In addition to the terms defined in the Agreement, each of the following additional terms shall have the meaning ascribed to it below:

     1.1.1  ***************************************************************** *
            *********************************************************
            ***************************.

     1.1.2  ********************************************************************
            ************;

     1.1.3  ***************************************************************** *
            ***********************************************.

     1.1.4  ********************************************************************
            ************************;

     1.1.8  ********************************************************************
            ***********************************.

1.2 Altered Definitions. The following term defined in the Agreement shall now have the meaning ascribed to it below:


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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


     1.2.1          ************************************************************
            ************************************************************.

1.3 Currency. All currency amounts in the Agreement are denominated in US dollars unless otherwise specified.

2.0  ************* of the OEM ********

2.1  Shiva's Obligations. ******************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***********************:

     1.   Shiva and Nortel agreed upon both a  *******************************
          and

     2.   Shiva and Nortel have agreed upon the ********************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          ********************.

          Days Delayed ************                       *******************
               ******
           ********                                       **
          **********                                      **
           *********                                      ***

          Once Shiva delivers the Nortel Software Stream to Nortel, the above *********************** ********************** does not apply.

2.2  Nortel's Obligations.******************************************************
     ************************.

2.3  Ownership of the OEM ******************************************************
     **************************************************** For the purpose of this Amendment, ********************************************************* *
     ************************************************************************* *
     ***************************************************************************
     **************************.

     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ******************.

2.4  ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ******************.

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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


2.5 General Pricing of *********. All other pricing terms in the Agreement shall apply to purchase of ***************************.

3.0  General Changes to Agreement.

     3.1  Exhibit P.  Exhibit P is added to the Agreement.
     3.2  Exhibit Q.  Exhibit Q is added to the Agreement.

     3.3 Other Terms. Except as set forth above, all other terms and conditions of the Agreement remain unchanged.


IN WITNESS of this First Amendment to the Agreement the parties have executed this document on the dates set forth below.

SHIVA CORPORATION                          NORTHERN TELECOM LIMITED

Signature: /s/ Cynthia Deysher             Signature: /s/ Mike Ennis

Name:  Cynthia Deysher                     Name:   Mike Ennis

Title:  Sr. VP Finance & Administration    Title:  Group VP
        and CFO

Signature: /s/ M. Elizabeth Potthoff       Signature: /s/ David Archibald

Name:    M. Elizabeth Potthoff             Name: David Archibald

Title:   General Counsel                   Title:  VP and Deputy General Counsel


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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                               Exhibit P
                                             OEM *********

See Nortel *********** for a description of deliverables including requirements for ****************************************. The provisions of the **********
*** are incorporated into this First Amendment with the following modifications in addition to such modifications as are inherent in the provisions of the body of the Agreement.

1.0  Delivery and Payment Schedule.

     Nortel agrees to make the following payments to Shiva on the achievement***
************************************************************************
********.

Milestone                               Target Date             Payment
- ---------                               -----------             -------

Amendment Execution                     *****************        ******

Delivery and Acceptance ******          ******************      *******
**********************

Delivery and acceptance by Nortel       ****************        *******
*******************

Acceptance by Nortel ****************   *****************       *******
****************

Acceptance by Nortel *************      ***                     *******
*****************************
***************

Acceptance by Nortel ****               ***                     *******
*********************

Total                                                           ********

2.0 Certification/Homologation. Deliverables for the ************************** **************** pursuant to Exhibit K of the Agreement that are covered in the payment schedule in Section 1.0 of this exhibit.

3.0  Delivery. Delivery of the ************ product *********************
*****************************************************************************
********************************************************************************
*********.

4.0 Documentation. Shiva will delivery **************************. Shiva will also deliver ***************************************. Nortel will *************
**************************************************************************
********************************************************************************
*********************.


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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

5.0  Acceptance Criteria for OEM ********.

Nortel will accept the product in two stages:

Stage 1:       *************************************

Stage 2:       ****************************

Nortel will accept the product based on the following criteria for Stage 1 and Stage 2 and other future deliverables as per the milestone schedule:

*************************:
- - *************:
*****************************
- - *******:
*************************************************************************
- - ********:
******************************************************************************
- - ********:
***************************************************
- - *********:
*****************************
- - *************:
********************************************************************************
- - *************************:
*****************************************************
- - *************:
******************************************************************************.












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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

                                    Exhibit Q

                               Nortel ***********

                                  Project Plan

     The contents of pages 1 through 9 of Exhibit Q consist of confidential information which has been omitted and filed
             separately with the Securities and Exchange Commission